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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 1, 2001

COMMISSION                REGISTRANT, STATE OF INCORPORATION            I.R.S. EMPLOYER
FILE NUMBER               ADDRESS AND TELEPHONE NUMBER                  IDENTIFICATION NUMBER
-----------               ----------------------------                  ---------------------

1-13895                   Conectiv (a Delaware Corporation)             51-0377417
                          800 King Street
                          P. O. Box 231
                          Wilmington, Delaware  19899
                          Telephone  (302) 429-3018

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ITEM 5.              OTHER EVENTS

ANNOUNCEMENT OF NEW MEETING DATE FOR 2001 ANNUAL MEETING OF STOCKHOLDERS; NEW DEADLINE FOR STOCKHOLDER PROPOSALS FOR CONSIDERATION AT THE ANNUAL MEETING

           Conectiv previously announced that its 2001 Annual Meeting of Stockholders would be held on June 29, 2001. The Board of Directors today set a new Annual Meeting date of July 17, 2001. A press release announcing the new Annual Meeting date is attached as Exhibit 99 hereto. As a result of the changed Annual Meeting date, Conectiv hereby gives notice that any stockholder who wishes to present a proposal from the floor to be considered at the Annual Meeting must submit that proposal in writing to Conectiv, to be received at its principal executive offices no later than May 18, 2001.


ITEM 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                     AND EXHIBITS

           (C)       EXHIBITS

                      99 Press release dated May 1, 2001, distributed in connection with the announcement of the new meeting date for Conectiv's 2001 Annual Meeting of Stockholders.

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONECTIV



                                     /s/  Philip S. Reese
                                          ---------------------------
                                          Treasurer

Date:  May 1, 2001

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                                  EXHIBIT INDEX

EXHIBIT
  NO.
-------
  99 Press release dated May 1, 2001, distributed in connection with the announcement of the new meeting date for Conectiv's 2001 Annual Meeting of Stockholders.

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